WELBORN II
                             FAMILY TRUST AGREEMENT

         This TRUST AGREEMENT, made and executed at Fort Worth, Tarrant County, State of Texas, this 5th day of February, 1993, by and between RONALD W. WELBORN, hereinafter referred to as "Settlor", and REGINALD L. DAVIS, ESQ., hereinafter referred to as "Trustee", of this Trust known as tile "WELBORN II FAMILY TRUST":

                                   WITNESSETH

         Settlor has conveyed, transferred, and assigned and does by these presents convey, transfer, and assign unto the Trustee the assets, and properties described in Schedule A attached hereto and made a part hereof. Settlor or a.ny other person or persons may by instrument in writing, by will, or by training the Trustee as beneficiary of life insurance or employee benefit plan proceeds, deliver to the Trustee at any time, and from time to time, additional assets and properties acceptable to the Trustee, which additional assets and properties shall be held, administered, and distributed pursuant to this Agreement.

                                   ARTICLE ONE

         This Trust shall be irrevocable and may not be altered, amended, revoked, terminated by the Settlor at any time.

                                   ARTICLE TWO

                            Distributions to Settlor

         So long as Settlor shall live there shall be distributed to or for the benefit of Settlor, SUSAN R. WELBORN, CAMILLE WELBORN, NINA WELBORN, RONALD REEVES WELBORN, and VICTORIA CHANNING WELBORN, all of the Trust income and so much of the principal as is needed for the health, maintenance, anid support of the beneficiaries. The Trustee shall have sole and absolute discretion to determine amounts, beneficiaries, and timing as to distributions, and may favor one or more beneficiaries over the others without equalization or proration among beneficiaries.

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         The Trustee may suspend or withhold payments to any beneficiary for any reason, without accountability to any person or entity, and no beneficiary shall have any vested right through this Trust to any of the Trust assets or the income therefrom.

                                  ARTICLE THREE

                              Termination of Trust

         This Trust shall terminate upon the death of Settlor and the Trust property shall pass outright to SUSAN R. WELBORN, CAMILLE WELBORN, NINA WELBORN, RONALD REEVES WELBORN, and VICTORIA CHANNING WELBORN, in equal shares, per stirpes. If any beneficiary is under the age of twenty-five (25) years, their share of the Trust proceeds shall be held in trust for their benefit until such beneficiary shall attain the age of twenty-five (25) years. Such trust may be combined with any other trust or trusts in existence and for their benefit as of the date of Settlor's death..

                                  ARTICLE FOUR

                                   Spendthrift

         The   beneficiaries,   shall   not   have   the   right   or  power  to
anticiptate[ate, encumber, or transfer his or her interest in any manner. No part of the Trust Estate shall be liable for or charged with any debts, contracts, liabilities, or torts of the beneficiaries or subject to seizure or other process by any creditor of the beneficiaries.

         The interest of beneficiaries in the principal and/or income of any trust created hereunder shall not be subject to the claims of their creditors or creditors of others, including the creditors of the spouse of a married beneficiary, nor to any legal process, and may not be voluntarily or involuntarily alienated or encumbered,

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                                  ARTICLE FIVE

                                POWERS OF TRUSTEE

                              Description of Powers


         In order to carry out the purposes of this Trust Agreement, the Trustee, in addition to all other powers granted by Law, shall have the following powers and discretion:

                               Retention of Assets

         (a) To retain :any property received by the Trust Estate for as long as the Trustee considers it advisable.

                                   Investments

         (b) To invest and reinvest in every kind of property and investment wliich men of pnideiice, discretion, and intelligence acquire for their own accounts.

                                   Management

         (c)      To manage, control, repair, and improve all Trust property.


                                      Sales

         (d) To sell, for cash or on such terms and conditions as deemed advisable or desirable by the Trustee, and to exchange any Trust property.

                              Adjustment of Claims

         (e) To adjust or Compromise any claims for or against the Trust, and to agree to any rescission or modification of any contract or agreement.


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                               Leases of Property


         (f) To lease any property for terms within or beyond tile duration of the Trust for any purpose which the Trustee in his discretion may deem advisable, with or without an option to purchase, and to make such improvements or effect such repairs or replacements to any real estate subject to this Trust Agreement, find to insure such real estate against fire or any other risks, and to charge the expense therefor to the principal or income or part thereof to each as the Trustee may deem proper, and to develop such property, to subdivide it, dedicate it to public use, or grant easements therein as the Trustee may consider advisable and to execute leases or other instruments relating to the exploration and removal of oil, gas, liquid or gaseous hydrocarbons, Sulfur, metals, and any and all other metals, minerals, or natural resources, with or without unitization clauses or pooling provisions, in such a manner and for such terms as the Trustee may deem advisable, and any lease or agreement made with respect thereto shall be binding for the full term thereof even though it may extend beyond the duration of the Trust.

                                    Borrowing

         (g) To borrow money and to mortgage or pledge or otherwise encumber or hypothecate Trust assets as the Trustee may in his discretion deem advisable, either from himself individually, or from third parties.

                            Division and Distribution

         (h) On any division or distribution of the Trust Estate in the discretion of the Trustee, to divide and distribute property of the trust Estate in money or in kind, including undivided interests, or partly in money or partly in kind, including undivided interests, to exercise such powers herein conferred after the termination of the Trust Estate until final distribution of the Trust assets; and to evaluate trust property for purposes of determining the amount of the Trust principal to be distributed to the beneficiaries named herein, which evaluation, in the absence of a showing of bad faith, shall be conclusive and binding.

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                             Professional Assistance

         To retain and compensate such professional personnel, attorneys, accountants, physicians, geologists, and the like as necessary to provide for the beneficiaries and to protect and manage the Trust Estate.

                              Limitation on Powers

         All powers granted to the Trustee by this Trust Agreement are exercisable by the Trustee only in a fiduciary capacity. No power given to the Trustee hereunder shall be construed to enable the Settlor, or any person to purchase, exchange, or otherwise deal with or dispose of the principal or income therefrom for less than an adequate consideration in money or money's worth; to permit the Settlor or any other contributor to the Trust to borrow income or principal; or to authorize loans to a person other than the Settlor or any other contributor to the Trust, except on the basis of an adequate interest charge and with adequate security. No person, other than the Trustee, shall have or exercise the power to vote or direct the voting of any corporate shares or other securities of this Trust, to control the investment of this Trust either by directing investments or reinvestments or by vetoing proposed investments or reinvestments, or to reacquire or exchange any property of this trust by substituting other prperty of equivivalent value.

                                   ARTICLE SIX

                       DUTIES AND COMPENSATION OF TRUSTEE

                       Allocation of Income and Principal

         The Trustee shall determine what is income and what is principal of the Trust created under this Trust Agreement, and what expenses, costs, taxes, and charges of any kind whatsoever shall be charged against income and what shall be charged against principal, in accordance with the applicable statutes as they now exist and may from time to time be enacted, amended, or repealed.


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                                        6

                             Relations with Trustee

         No one dealing with the Trustee concerning the validity of anything he purports to do, or need see to the application of money paid or any property transferred to or upon the order of the Trustee.

                        Limitation of Trustee's Liability

         No Trustee appointed under this Trust Agreement shall at any time be held liable for any action or default of himself or his agent or of any person in connection with the administration of the Trust Estate, unless caused by his own gross negligence or by a willful commission by him of an act in breach of trust.

                                  Compensation

         The original trustee hereunder and all Successor Trustees shall be entitled to reasonable compensation for their services as Trustee.


                                      Bond

         No bond shall be required of the original Trustee hereunder or of any Successor Trustees; or if a bond is required by Law, no surety shall be required on such bond.

                               Successor Trustees

          If REGINALD L. DAVIS resigns or is unable to continue to act as Trustee, then Settlor names and appoints HENRY W. SIMON, JR. to serve as Successor Trustee. If HENRY W. SIMON, JR. is unable or unwilling to serve for any reason, then Settlor names and appoints ROBERT SIMON as Successor Trustee. If ROBERT SIMON is unable or unwilling to serve for any reason, then Settlor names and appoints JEFFREY SIMON as Successor Trustee. Any Successor Trustee shall succeed as Trustee with like effect as though originally named as such herein; and all authority and powers conferred upon the original Trustee hereunder shall pass to any Successor Trustee.


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                                        7

                                  ARTICLE SEVEN

                                Agreement Binding

         The Trustee by executing this Agreement accepts this Trust and agrees to hold any property acceptable to the Trustee added hereto in accordance with the terms and conditions hereof. This Agreement shall extend to and be binding upon the heirs, executors, administrators, legal representative, and successors, respectively, of the parties hereto.

         EXECUTED the day and year first above written.

                                                   /S/ Ronald W. Wellborn
                                           ------------------------------
                                           RONALD W. WELBORN, SETTLOR



                                                    /S/ Reginald Davis
                                           ---------------------------
                                           REGINALD L. DAVIS, TRUSTEE



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                                        8

                                   WELBORN II

                             FAMILY TRUST AGREEMENT

                                  SCHEDULE "A"
                           TRUST ASSETS AND PROPERTIES

          1. Stock Certificate No. 1 of Global Universal, Inc. of Delaware, for 775 (seven hundred seventy-five) shares of Common Stock.





                                                          /S/ Ronald W. Wellborn
                                                     ---------------------------
                                                     RONALD W. WELBORN, SETTLOR



                                                          /S/ Reginald Davis
                                                     ---------------------------
                                                     REGINALD L. DAVIS, TRUSTEE



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                                        9

         THE STATE OF TEXAS

         COUNTY OF TARRANT

         BEFORE ME, the undersigned authority, on this day personally appeared RONALD W. WELBORN, known to me to be the person whose name is subscribed to the forgoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of February, 1993




              /S/

         NOTARY PUBLIC, THE STATE OF TEXAS

         My Commission Expires:   7-16-93
         Notary's Printed Name:      Jerry Conditt




         THE STATE OF TEXAS

         COUNTY OF TARRANT

         BEFORE ME, the undersigned authority, on this day personally appeared REGINALD L. DAVIS, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of February, 1993




              /S/

         NOTARY PUBLIC, THE STATE OF TEXAS

         My Commission Expires:   7-16-93
         Notary's Printed Name:      Jerry Conditt


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